EXHIBIT 99.2

CLEAN TRANSPORTATION GROUP, INC.
NOTES TO UNAUDITED CONDENSED PRO FORMA FINANCIAL STATEMENTS (Revised)
DECEMBER 31, 2010

On May 30, 2011, Clean Transportation Group, Inc. (the “Company”) closed on the transactions described in a Definitive Agreement dated May 13, 2011 (the “Agreement”).  Under the terms of the Agreement, the Company agreed to acquire 100% of the issued and outstanding shares of Engine Clean Solutions, Inc. (“Engine Clean”) in exchange for 2,500,000 shares of common stock of the Company and $500,000 cash, $300,000 of which is to be used to satisfy obligations of Engine Clean. The $500,000 is in the form of a note payable as of the date of closing. A shareholder also agreed to contribute back to the Company a total of 7,657,535 shares of the Company’s common stock.

This transfer ownership transaction resulted in Engine Clean becoming a wholly-owned subsidiary of the Company.

The following unaudited pro forma condensed balance sheet as of December 31, 2010 and the unaudited pro forma condensed statement of operations for the year ended December 31, 2010 are derived from the historical financial statements of the Company and Engine Clean and have been prepared to give effect to the  acquisition of the Engine Clean as at December 31, 2010. The unaudited pro forma condensed financial statements are presented as if the closing of Agreement had occurred as of December 31, 2010,  and have been revised to reflect the value of shares issued for the acquisition of Engine Clean and conversion of debt at $0.10 per share, which more closely represents fair value at the date of the transactions.

The following unaudited pro forma condensed financial statements have been prepared for illustrative purposes only and do not purport to reflect the results the combined company may achieve in future periods or the historical results that would have been obtained. These unaudited pro forma condensed financial statements, including the notes hereto, should be read in conjunction with (i) the historical financial statements for the Company and (ii) the historical financial statements of Engine Clean.

NOTE 1 Proforma Adjustments

These unaudited pro forma combined financial statements reflect the following pro forma adjustments:

(a)
To record the acquisition of the shares of Engine Clean in exchange for 2,500,000 shares of the Company valued at $0.10 per share and a note payable of $500,000, $300,000 of which is to be used to satisfy obligations of Engine Clean with $14,917 of related party debt forgiveness. As of December 31, 2010, the Company has not identified any assets requiring fair value adjustment. Goodwill has been determined to be the total of the net purchase price of $450,000 together with the deficit equity in Engine Clean at December 31, 2010 in the amount of $124,818.

(b)	To record the satisfaction of certain related party obligations of the Company totaling $28,443 in exchange for 284,434 shares of the Company’s common stock.
(c)	To record the contribution of 7,657,535 shares of the Company’s common stock back to the Company.

NOTE 2 Valuation of Shares Issued

The $0.10 price per share utilized in the accounting for the acquisition transaction and conversion of related party obligations is based on the value of shares of common stock issued for services during the quarter ended June 30, 2011 and represents management’s determination of fair value of shares of the Company’s common stock.

The value of the acquisition of Engine Clean Solutions, Inc. is based on management’s best estimate. The Company is in the process of having an independent valuation of Engine Clean Solutions, Inc. performed to determine the ultimate acquisition valuation and allocation of the purchase consideration.

Clean Transportation Group Inc. and Engine Clean Solutions, Inc.
Unaudited Condensed Combining Proforma Balance Sheet
December 31, 2010
	Clean	Engine Clean
	Transportation	Solutions	Proforma		Consolidated
	Group Inc.	Inc.	Adjustments		Proforma
ASSETS			(Revised)		(Revised)
Current Assets:
Cash and cash equivalents	$401	$28,245	$-		$28,646
Accounts receivable	-	33,610	-		33,610
Inventories	-	179,972	-		179,972
Prepaid expenses	730	3,809	-		4,539

Total current assets	1,131	245,636	-		246,767

Deposits	-	4,763	-		4,763
Goodwill	-	-	574,818	(a)	574,818
Equipment, net	-	41	-		41

Total Assets	$1,131	$250,440	$574,818		$826,389

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current Liabilities:
Accounts payable and accrued liabilities	$73,802	$49,141	$(28,443)	(b)	$94,500
Loan interest payable	-	20,754	(20,754)	(a)	-
Income taxes payable	-	11,200	-		11,200
Loans payable	-	294,163	(294,163)	(a)	-
Note payable	-	-	500,000	(a)	500,000
Due to related parties	75,242	-			75,242

Total Current Liabilities	149,044	375,258	156,640		680,942

Total Liabilities	149,044	375,258	156,640		680,942

Stockholder's Equity (Deficit):
Common stock	25,991	11,700	2,500	(a)	21,118
			(11,700)	(a)
			284	(b)
			(7,657)	(c)

Additional paid-in capital	569,112	27,322	262,417	(a)	867,345
			(27,322)	(a)
			28,159	(b)
			7,657	(c)

Accumulated deficit	(743,016)	(163,840)	163,840		(743,016)

Total Stockholders' Equity (Deficit)	(147,913)	(124,818)	418,178		145,447

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$1,131	$250,440	$574,818		$826,389

Clean Transportation Group Inc. and Engine Clean Solutions, Inc.
Unaudited Condensed Combining Proforma Statement of Operations
For the Year Ended December 31, 2010
	Clean	Engine Clean
	Transportation	Solutions	Proforma	Consolidated
	Group Inc.	Inc.	Adjustments	Proforma

Sales	$-	$857,466	$-	$857,466
Cost of sales	-	580,672	-	580,672

Gross profit	-	276,794	-	276,794

Operating Expenses
Selling, general and administrative	56,699	210,499	-	267,198
Interest expense	4,657	4,760	-	9,417

	61,356	215,259		276,615

Net income before income taxes	(61,356)	61,535	-	179

Provision for income taxes	-	(12,000)	-	(12,000)

Net Loss	$(61,356)	$49,535	$-	$(11,821)

Net loss per common share - basic
and diluted	$(0.00)	$29.73		$(0.00)

Weighted average of common shares
- basic and diluted	25,990,868	1,666		25,990,868

CLEAN TRANSPORTATION GROUP, INC.
NOTES TO UNAUDITED CONDENSED PRO FORMA FINANCIAL STATEMENTS (Revised)
MARCH 31, 2011

On May 30, 2011, Clean Transportation Group, Inc. (the “Company”) closed on the transactions described in a Definitive Agreement dated May 13, 2011 (the “Agreement”).  Under the terms of the Agreement, the Company agreed to acquire 100% of the issued and outstanding shares of Engine Clean Solutions, Inc. (“Engine Clean”) in exchange for 2,500,000 shares of common stock of the Company and $500,000 cash, $300,000 of which is to be used to satisfy obligations of Engine Clean. The $500,000 is in the form of a note payable as of the date of closing. A shareholder also agreed to contribute back to the Company a total of 7,657,535 shares of the Company’s common stock.

This transfer ownership transaction resulted in Engine Clean becoming a wholly-owned subsidiary of the Company.

The following unaudited pro forma condensed balance sheet as of March 31, 2011 and the unaudited pro forma condensed statement of operations for the year ended March 31, 2011 are derived from the historical financial statements of the Company and Engine Clean and have been prepared to give effect to the  acquisition of the Engine Clean as at March 31, 2011. The unaudited pro forma condensed financial statements are presented as if the closing of Agreement had occurred as of March 31, 2011, and have been revised to reflect the value of shares issued for the acquisition of Engine Clean and conversion of debt at $0.10 per share, which more closely represents fair value at the date of the transactions.

The following unaudited pro forma condensed financial statements have been prepared for illustrative purposes only and do not purport to reflect the results the combined company may achieve in future periods or the historical results that would have been obtained. These unaudited pro forma condensed financial statements, including the notes hereto, should be read in conjunction with (i) the historical financial statements for the Company and (ii) the historical financial statements of Engine Clean.

NOTE 1 Proforma Adjustments

These unaudited pro forma combined financial statements reflect the following pro forma adjustments:

(a)
To record the acquisition of the shares of Engine Clean in exchange for 2,500,000 shares of the Company valued at $0.10 per share and a note payable of $500,000, $300,000 of which is to be used to satisfy obligations of Engine Clean with $6,080 of related party debt forgiveness. As of December 31, 2010, the Company has not identified any assets requiring fair value adjustment. Goodwill has been determined to be the total of the net purchase price of $450,000 together with the deficit equity in Engine Clean at March 31, 2011 in the amount of $136,107.

(b)	To record the satisfaction of certain related party obligations of the Company totaling $28,443 in exchange for 284,434 shares of the Company’s common stock.
(c)	To record the contribution of 7,657,535 shares of the Company’s common stock back to the Company.

NOTE 2 Valuation of Shares Issued

The $0.10 price per share utilized in the accounting for the acquisition transaction and conversion of related party obligations is based on the value of shares of common stock issued for services during the quarter ended June 30, 2011 and represents management’s determination of fair value of shares of the Company’s common stock.

The value of the acquisition of Engine Clean Solutions, Inc. is based on management’s best estimate. The Company is in the process of having an independent valuation of Engine Clean Solutions, Inc. performed to determine the ultimate acquisition valuation and allocation of the purchase consideration.

Clean Transportation Group Inc. and Engine Clean Solutions, Inc.
Unaudited Condensed Combining Proforma Balance Sheet
March 31, 2011
	Clean	Engine Clean
	Transportation	Solutions,	Proforma		Combined
	Group Inc.	Inc.	Adjustments		Proforma
ASSETS			(Revised)		(Revised)
Current Assets:
Cash and cash equivalents	$400	$6,234	$-		$6,634
Accounts receivable	-	45,482	-		45,482
Inventories	-	150,790	-		150,790
Prepaid expenses	730	3,787	-		4,517

Total Current Assets	1,130	206,293	-		207,423

Deposits	-	4,763			4,763
Goodwill	-	-	586,107	(a)	586,107
Equipment, net	-	-			-

Total Assets	$1,130	$211,056	$586,107		$798,293

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current Liabilities:
Accounts payable and accrued liabilities	$84,862	$32,683			$117,545
Loan interest payable	-	20,917	(20,917)	(a)	-
Income taxes payable	-	8,400	-		8,400
Loans payable	-	285,163	(285,163)	(a)	-
Note payable	-	-	500,000	(a)	500,000
Due to related parties	81,242	-	(28,443)	(b)	52,799

Total Current Liabilities	166,104	347,163	165,477		678,744

Total Liabilities	166,104	347,163	165,477		678,744

Stockholders' Equity (Deficit):
Common stock	25,991	11,700	2,500	(a)	21,118
			(11,700)	(a)
			284	(b)
			(7,657)	(c)

Additional paid-in capital	571,061	27,322	253,580	(a)	860,457
			(27,322)	(a)
			28,159	(b)
			7,657	(c)

Accumulated deficit	(762,026)	(175,129)	175,129		(762,026)

Total Stockholders' Equity (Deficit)	(164,974)	(136,107)	420,630		119,549

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$1,130	$211,056	$586,107		$798,293

Clean Transportation Group Inc. and Engine Clean Solutions, Inc.
Unaudited Condensed Combining Proforma Statement of Operations
For the Three Months Ended March 31, 2011

	Clean	Engine Clean
	Transportation	Solutions	Proforma	Combined
	Group Inc.	Inc.	Adjustments	Proforma

Sales	$-	$149,673	$-	$149,673
Cost of sales	-	99,277	-	99,277

Gross profit	-	50,396	-	50,396

Operating Expenses
Selling, general and administrative	17,061	63,146	-	80,207
Interest expense	1,949	1,339	-	3,288

	19,010	64,485	-	83,495

Net income (loss) before income taxes	(19,010)	(14,089)	-	(33,099)

Provision fo r(benefit) income taxes	-	2,800	-	2,800

Net Loss	$(19,010)	$(11,289)	$-	$(30,299)

Net loss per common share - basic
and diluted	$(0.00)	$(6.78)		$(0.00)

Weighted average of common shares
- basic and diluted	25,990,868	1,666		25,990,868